INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

12. INCOME TAXES

NESR is a holding company incorporated in the British Virgin Islands, which imposes a zero percent statutory corporate income tax rate on income generated outside of the British Virgin Islands. The subsidiaries operate in multiple tax jurisdictions throughout the MENA region where statutory tax rates generally vary from 0% to 43.7%. In the British Virgin Islands, the statutory rate is effectively 0% as tax is not applied on extra territorial activity.

	Year ended
	December 31, 2024	December 31, 2023	December 31, 2022

Domestic	$(24,638)	$(7,865)	$(8,726)
Foreign	120,136	37,711	(21,075)
Income / (loss) before income tax	$95,498	$29,846	$(29,801)

Income tax expense / (benefit)

The components of the income tax expense / (benefit), all of which is foreign, are as follows (in US$ thousands):

	Year ended
	December 31, 2024	December 31, 2023	December 31, 2022

Current tax expense	$21,907	$21,019	$16,880
Deferred tax (benefit)	(2,719)	(3,753)	(10,261)
Income tax expense	$19,188	$17,266	$6,619

Deferred taxes have been recognized for temporary differences and carryforwards that will have effects on income taxes payable or receivables in future years. The components of net deferred tax liabilities and assets are as follows (in US$ thousands):

	As of
	December 31, 2024	December 31, 2023

Deferred Tax Assets
Property, plant and equipment and other	$6,843	$7,030
Net operating loss carryforward	22,297	26,332
Total deferred tax assets	29,140	33,362
Less: valuation allowance	(9,733)	(10,311)
Deferred tax assets, net of valuation allowance	$19,407	$23,051

Deferred Tax Liabilities
Property, plant and equipment and other	$(3,805)	$(5,558)
Intangible assets	(9,251)	(12,292)
Total deferred tax liabilities	(13,056)	(17,850)
Net deferred tax asset	$6,351	$5,201

The Company has $314.2 million of tax effective operating loss carryforwards made of $183.9 million reported in Saudi Arabia, which can be indefinitely carried forward, and $130.3 million reported in other countries that generally expire between 2025 and 2029.

Deferred tax assets are reduced by valuation allowances. As of December 31, 2024, and 2023, valuation allowances of $9.7 million and $10.3 million relate to deferred tax assets for net operating loss carryforwards. Changes in the Company’s estimates and assumptions used to determine the valuation allowance, including any changes in applicable tax laws or tax rates, may impact the Company’s ability to recognize the underlying deferred tax assets and could require future adjustments to the valuation allowances. For the year ended December 31, 2024, the net change in the valuation allowance was $0.6 million however the activity during the period included an additional allowance of $2.9 million and utilization of $3.5 million from the beginning-of-the-year valuation allowance due to statute of limitation on carry forwards and a change in assumption on recoverability of the deferred tax assets by the Company, respectively. Further, deferred tax assets as of December 31, 2024, and 2023 in the table above, for operating loss balances carried forward on the Company’s income tax returns, have been presented net of an unrecognized tax benefit for likely disallowances of $28.9 million and $26.7 million, respectively.

Deferred tax liabilities on Property, plant and equipment and other of $3.8 million and $5.6 million at December 31, 2024, and 2023, respectively.

The Company generally does not recognize deferred tax liabilities related to undistributed earnings of foreign subsidiaries because such earnings either would not be taxable when remitted or they are indefinitely reinvested. This position may change if the Company decides to distribute the earnings from its subsidiaries, which are subject to withholding taxes, or if there are any unfavorable changes in the tax laws in this regard. Accordingly, a determination of the amount of unrecognized deferred tax liability on such undistributed earnings is not practicable. The Company has decided to distribute the earnings from one of its subsidiaries, which are subject to withholding tax. Accordingly, current tax expense of $0.6m was recorded at December 31, 2024.

Income Tax Rate Reconciliation

The difference between the reported amount of income tax expense and the amount that would result from applying the British Virgin Islands statutory rate is shown in the table below (in thousands). In the British Virgin Islands, the statutory rate is effectively 0% as income tax is not applied on extra territorial activity.

	Year ended
	December 31, 2024	December 31, 2023	December 31, 2022

Income tax at statutory rate (BVI)	$-	$-	$-
Foreign tax rate differential	13,886	3,178	(1,498)
Tax effect of adjustments to prior years current tax expense	670	-	-
Tax effect of adjustments to prior years deferred taxes	(997)	-	-
Effect of changes in valuation allowances	(551)	2,861	(1,460)
Uncertain tax positions / Unrecognized tax benefits	3,722	9,703	9,577
Other	2,458	1,524	-
Income tax expense / (benefit)	$19,188	$17,266	$6,619

The foreign tax rate differential relates to differences between the income tax rates in effect in the foreign countries in which the Company operates, which can vary significantly, and the Company’s statutory tax rate of 0%. Income tax (benefit)/ expense for the years ended December 31, 2024, and 2023, include $2.9 million and $1.5 million, respectively, of penalties and interest associated with the Company’s unrecognized tax benefits.

Uncertain Tax Positions / Unrecognized Tax Benefits

The Company records estimated accrued interest and penalties related to an underpayment of income taxes in income tax expense. As of December 31, 2024, and 2023, the Company had $65.0 million and $68.5 million, respectively, of uncertain tax positions and unrecognized tax benefits, excluding estimated accrued interest and penalties of $7.6 million and $5.1 million, respectively, which are included in Other Long-Term Liabilities in the Consolidated Balance Sheet. There are no timing differences or other items that have indirect effects included in the uncertain tax positions and unrecognized tax benefits and as such all $72.6 million of the net uncertain tax positions and unrecognized tax benefits as of December 31, 2024, would affect the effective tax rate if recognized.

A summary of activity related to the net unrecognized tax benefits is as follows:

	Year ended
	December 31, 2024	December 31, 2023	December 31, 2022

Balance at beginning of period	$68,512	$61,115	$51,002
Additions from tax positions related to the current period	5,913	7,957	16,953
Additions from tax positions related to prior periods	4,232	629	-
Reductions from tax positions related to earlier periods	(12,989)	(863)	(5,485)
Settlement of tax positions	(650)	(326)	(1,355)
Balance at end of period	$65,018	$68,512	$61,115

The Company does not anticipate the amount of the unrecognized tax benefits will change significantly over the next twelve months.

Unrecognized tax benefits may change from quarter-to-quarter based on various factors, including, but not limited to, favorable or unfavorable resolution of tax audits or disputes, expiration of relevant statutes of limitations, changes in tax laws or changes to the interpretation of existing tax laws due to new legislative guidance or court rulings, or new tax positions taken on recently filed tax returns. Although the Company has recorded unrecognized tax benefits for all tax positions which, in management’s judgment, are not more likely than not to be sustained if challenged by the relevant tax authorities in the future, the Company cannot provide assurance as to the final tax liability related to its tax positions as it is not possible to predict with certainty the ultimate outcome of any related tax disputes. Thus, it is reasonably possible that the ultimate tax liabilities related to such tax positions could substantially exceed recorded uncertain tax positions and unrecognized tax benefits related to such tax positions, resulting in a material adverse effect on the Company’s earnings and cash flows from operations.

The Company’s tax returns for year 2019 and subsequent years for all major jurisdictions remain subject to examination by tax authorities. The Company is currently subject to or expects to be subject to income tax examinations in various jurisdictions where the Company operates or has previously operated. If any tax authority successfully challenges the Company’s tax positions, including, but not limited to, tax positions related to the tax consequences of various intercompany transactions, the taxable presence of the Company’s subsidiaries in a given jurisdiction, the basis of taxation in a given jurisdiction (such as deemed profits versus net-filing basis), or the applicability of relevant double tax treaty benefits to certain transactions; or should the Company otherwise lose a material tax dispute in any jurisdiction, the Company’s income tax liability could increase substantially and the Company’s earnings and cash flows from operations could be materially adversely affected to the extent such amounts are in excess of existing provisions.

Impact of the GloBE Rules on the Company

The Company operates in several jurisdictions that have enacted or announced the implementation of the Organisation for Economic Co-operation and Development’s Global Anti-Base Erosion (“GloBE”) rules. The Company has performed an assessment of the potential impact of the GloBE rules on its financial statements for the year ended December 31, 2024. The assessment suggests that none of the entities within the Company are subject to any top-up tax in 2024, as they either have no or negative profits, or have an effective tax rate above the minimum threshold or meet at least one of the Country by Country Reporting safe harbours.

The Company will continue to monitor the developments of the GloBE rules and will perform an assessment for 2025 and disclose the expected impact in its first quarter 2025 interim financial information.